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                                                                    EXHIBIT 23.7


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement of our report dated September 24, 1997, of our audits of the combined financial statements of Satellite Affiliated Companies as of December 31, 1996 and 1995 and for each of the two years in the period ended December 31, 1996.



                                                   /s/ FRANK, RIMERMAN & CO. LLP



Frank, Rimerman & Co. LLP
Menlo Park, California
February 24, 1998